UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934


         Date of Report (Date of earliest reported): September 15, 2004


                               GLOBAL AXCESS CORP.
               (Exact name of registrant as specified in charter)



    Nevada                         000-17874                    88-0199674
(State or other jurisdiction     (Commission                (IRS Employer
   of incorporation)              File Number)               Identification No.)

          224 Ponte Vedra Park Drive, Ponte Vedra Beach, Florida 32082
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (904) 280-3950

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On September 15, 2004, Global Axcess Corp. (the "Company") entered into and closed a financing of $2,250,000 whereby it issued 9% debentures (the
"Debentures") to Aqua Vest, LLC, Jimmie B. Thomas, Edward Ashurian, Sidney M. Cole, Valfred E. Palmer, BFS U.S. Special Opportunities Trust PLC and Lock W. Ireland, a director of the Company (the "Investors"). The Company is required to pay interest on a quarterly basis and the principal is due three years from the date of the Debenture. In an event of default is to occur, the Debentures shall become immediately due and the Company is required to pay all costs and expenses, including attorneys' fees, incurred by the Investors in connection with the preservation and enforcement of the Investor's rights. An event of default is defined as the following:

o    The failure of the Company to pay the amounts owed under the Debenture;
o any representation or warranty made under the Debenture made shall prove to be false or incorrect at any time;
o the occurrence of any event or circumstance that results in or is reasonably likely to result in a material adverse change with respect to the Company;
o the commencement against the Company of an involuntary case seeking the liquidation or reorganization of the Company under the Bankruptcy Code; and
o the Company institutes a voluntary case seeking liquidation or reorganization under the Bankruptcy Code.

     In connection with this financing, the Investors also received an aggregate of 675,000 common stock purchase warrants (the "Warrants") to purchase shares of the Company's common stock. The Warrants are exercisable at a price of $0.35 per share for a period of three years. The Investors were granted piggy-back registration rights with respect to the shares of common stock underlying the Warrants.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

     The closing under of the financing described in Item 1.01 was completed on September 15, 2004. At the closing, the Company became obligated on $2,250,000 in Debentures issued to the Investors. The Debentures are a long-term debt obligation arising other than in the ordinary course of business which constitute a direct financial obligation of the Company.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

     The Debentures and Warrants described in Item 1.01 were offered and sold to the Investors in a private placement transaction made in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933 and Rule 506 promulgated thereunder. Each of the

Investors is an accredited investor as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)  The following exhibits are filed herewith:

     4.1  Form of Debenture

     4.2  Form of Warrant SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            GLOBAL AXCESS CORP.



Date:  September 20, 2004                   /s/ David Fann
                                            ----------------
                                            David Fann
                                            President